EXHIBIT 10.15
                        PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (hereinafter this "Agreement") is made and entered into as of November 3, 2000, by and between ANTELOPE ENERGY COMPANY, LLC, COYOTE EXPLORATION COMPANY and MELANGE ASSOCIATES, INC. (herein collectively referred to as "ANTELOPE"), with a mailing address of 518 17th St., Suite 230, Denver, Colorado 80202, and INFINITY OIL & GAS OF WYOMING, INC. (herein "IOGW"), with a mailing address of 211 W. 14th St., Chanute, Kansas 66720.

     WHEREAS, ANTELOPE has agreed to sell to IOGW, and IOGW has agreed to purchase from ANTELOPE and to pay for the same, on the terms and conditions set forth in this Agreement, One Hundred percent (100.00%) of ANTELOPE's right, title and interest in and to certain oil and gas leases and lands, located in Moffat and Rio Blanco Counties, CO and more fully described in EXHIBIT "A" attached hereto and made a part hereof, together with associated well records, geological and geophysical files to the extent allowed by its license agreement, logs, drilling reports, production reports, environmental records, sale, processing and transportation agreements, lease, land and title records, purchasing records and contract files (cumulatively referred to herein as the "Assets"). For purposes of this Agreement.

     NOW, THEREFORE, for good and valuable consideration and for the mutual covenants herein contained, ANTELOPE and IOGW agree as follows:

     1. SALE OF ASSETS: ANTELOPE shall sell, assign, transfer and convey to IOGW at "Closing" (as defined hereinbelow), and IOGW shall purchase, pay for and receive one hundred percent (100.00%) of ANTELOPE's right, title and interest in and to the Assets, subject to the terms and conditions set forth herein.

     2. CLOSING: Closing, as used herein, shall mean the date on which the "Purchase Bonus" (as defined below) is paid to ANTELOPE and the conveyancing documents are delivered to IOGW. Closing shall occur by mail or at such other time and place as may be agreed upon in writing by ANTELOPE and IOGW.

     3. EFFECTIVE DATE: The Effective Date of the sale shall be as of 7:00 o'clock A.M., MST, on November 17, 2000.

     4. TRANSFER DATE: The Transfer Date shall be at 7:00 o'clock A.M., MST, on November 17, 2000, whereby ANTELOPE, as operator of the Assets, shall transfer physical operation and possession of the Assets to IOGW.

     5. CONSIDERATION: IOGW shall pay to ANTELOPE cash and other considerations for the interest in the Assets to be conveyed hereunder as follows:

         5.1 The cash payment shall equal the sum of Three Hundred Thousand Six Hundred Sixty Three Dollars ($300,663.00) paid to ANTELOPE Energy Company by IOGW check or wire transfer, minus any deduction(s) for title defects or title failure (as provided for in Article 9 below) set forth below. Antelope Energy Company shall then disburse said cash payment in equal amounts to Antelope Energy Company, Coyote Exploration Company and Melange Associates, Inc.

              5.1.a. On or before November 17, 2000, IOGW shall pay or tender to ANTELOPE a certified check or wire transfer in the amount of Three Hundred Thousand Six Hundred Sixty Three Dollars ($300,663.00) less any deduction(s) for title defects or title failure (as provided for in Article 9 below), hereafter referred to as "Purchase Bonus". IOGW expressly recognizes
that the Purchase Bonus is an obligation and not an option.    Further, on
January 2, 2001 IOGW shall tender to Antelope Energy Company, Coyote Exploration Company and Melange Associates, Inc. 13,600 shares each of Common Stock of Infinity, Inc. This stock may be initially restricted (within the meaning of federal securities law). Infinity, Inc. shall use commercially reasonable efforts to cause the registration of that stock with any registration undertaken by Infinity, Inc. after the date of this agreement. Infinity, Inc. shall include a total of 40,800 shares of common stock with its S-3 filing which is due on or before December 1, 2000.

         5.2 As an additional consideration hereunder, on or before November 20, 2005, IOGW shall have drilled and completed a minimum 5 well pilot project on the subject leases and lands and completed said wells to a depth sufficient to test the coalbed methane potential in the lower Williams Fork coals. Failure of IOGW to timely complete the pilot project shall result in IOGW's obligation to reassign the subject leases to ANTELOPE free and clear of any burdens or encumbrances created by IOGW or its assigns subsequent to the date of this agreement. IOGW shall provide ANTELOPE with all geologic and well information (See Exhibit "B" ) it acquires as a result of its operations.

         5.3 OVERRIDING ROYALTY RESERVATION(S): Any and all assignments of the Leases and Lands shall except and reserve unto ANTELOPE an overriding royalty interest equal to the difference between the aggregate percentage of existing burdens on the leases and eighteen and one half percent (18.50%).

              5.3.a The overriding royalty reserved herein or to be assigned as provided for in Paragraph 11. shall be computed and paid in precisely the same manner as is the royalty under each Lease. In the event the oil and gas leases subject hereto cover less than the full interest in the oil and gas in said land, then the overriding royalties hereby conveyed shall be paid in the proportion that the interest in said leases bears to the full and undivided interest in said oil and gas.

              5.3.b. The overriding royalties reserved hereunder or to be assigned as provided for in Paragraph 11. shall apply to any extension or renewal of the Leases, insofar as such extension and renewal leases include lands covered by the Leases. For the purposes of this provision a renewal of an oil and gas lease is the taking by any party to this Agreement of any oil and/or gas lease taken within one year of the expiration, termination, or release of the preceding lease and a top lease shall be deemed a renewal or extension. In the event of federal or state oil and gas leases a renewal of a federal or state oil and gas lease is the taking by any party to this Agreement of any oil and gas lease offered at the next federal or state lease sale at which all or a part of the acreage covered by the preceding federal or state lease subject to this Agreement is offered for lease, as long as any party hereto has made a request to the BLM or State, within six (6) months from the expiration or termination of the preceding federal or state lease, to post such acreage for lease. Assignments of overriding royalties on renewals and extensions are to be provided by IOGW in recordable form to Antelope, or its designees, within 30 days of the IOGW's acquisition of the extension or renewal lease.

     6. RENTALS AND SHUT-IN ROYALTIES. IOGW shall be responsible for paying all rentals and shut-in royalties in a timely fashion. Should IOGW elect not to pay a rental on any or all of the subject leases IOGW shall notify ANTELOPE 60 days prior the anniversary date of such lease(s) of such election and Antelope shall then have the option to take reassignment of such lease(s). IOGW shall promptly reassign said lease(s) to ANTELOPE upon ANTELOPE's notification to IOGW of its election to take reassignment.

     7. INDEMNITIES AND WARRANTIES. ANTELOPE and IOGW hereby represents, indemnifies and warrants unto each other as follows:

         7.1  ANTELOPE HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE.

         7.2 ANTELOPE hereby expressly represents, to IOGW that the leases, easements and rights-of-way, if any, as shown on Exhibit "A" attached hereto and made a part hereof, are valid and subsisting, and in good standing; that ANTELOPE is the owner and current lessor of the leases herein assigned with full right to convey the interests set forth herein in said leases; and that the interests hereby assigned are free and clear of any liens or encumbrances caused or potentially caused to be placed thereon by, through or under ANTELOPE. Further ANTELOPE has not enetered into nor are any of the assets subject to or committed to any processing and or transportation agreements.

         7.3 ANTELOPE hereby expressly covenants and warrants to defend, indemnify and hold harmless IOGW and any subsidiary and affiliate companies, together with their respective officers, directors, employees and agents from and against any and all claims, causes of action, penalties, liabilities, damages, losses, costs and expenses (including, without limitation, court costs and reasonable attorney's fees) in connection with any personal injuries, including death, or property damage or loss of whatsoever kind or nature, that relate to or are attributable to the ownership or operation of the Assets prior to closing hereunder, including, without limitation by way of enumeration, any condition which may be considered to be a nuisance or which may in any way affect or threaten to affect natural resources, the environment, or the health and safety of any person or animal.

         7.4 IOGW hereby agrees to defend, indemnify and hold harmless ANTELOPE and any subsidiary and affiliate companies and their officers, directors, employees and agents, from and against any and all claims, causes of action, penalties, liabilities, damages, losses, cost and expenses (including, without limitation, court costs and reasonable attorney's fees) in connection with any personal injuries, including death, or property damages or loss of whatsoever kind or nature, that relate to or are attributable to the ownership or operation of the Assets after the Closing Date, including, without limitation by way of enumeration, any condition which may be considered to be a nuisance or which may in any way affect or threaten to affect natural resources, the environment, or the health and safety of any person or animal.

     8. WAIVERS AND CONSENTS: This Agreement, and the subsequent closing thereunder, is subject to any waivers and consents which may be required under any existing contracts including, but not limited to, waivers of preferential rights to purchase and consents to assign.

     9. DUE DILIGENCE: During the period commencing on the date of this agreement and ending with Closing (the "Review Period"), at IOGW's expense and with the cooperation and assistance of ANTELOPE, IOGW and its employees, agents and contractors shall have the right to do the following during normal business hours:

         9.1 Inspect and review all of ANTELOPE's non-privileged and non-confidential files, records, documents, and data relating to the property, including but not limited to lease, land and title records, contracts, purchasing records, sale, processing, and transportation agreements, permitting files, environmental records, drilling reports, and production and well records, which shall be herewith immediately furnished to IOGW at its offices. Upon closing, said files and records shall become the property of IOGW. Nothing herein, however, shall be construed as a requirement to violate any license or other agreement regarding any seismic data across the Leases or Lands which ANTELOPE may currently own. IOGW agrees to comply with all of the terms and conditions of any such agreement, and shall view such data only upon the conditions set forth in the specific license or other agreement.

         9.2 At any time during the Review Period, IOGW may give ANTELOPE written notice of the land and property interests included in the Assets which have title defects. If the defect cannot be or is not cured by ANTELOPE before Closing and the aggregate number of acres of leasehold for which title fails equals or exceeds five percent (5%) of the total number of acres of leasehold contained within the Leases and Lands, IOGW shall have the right to deduct the sum of thirty eight dollars and seventy two cents ($38.72) per net mineral acre of leasehold multiplied by the number of net mineral acres for which title failed or was found to be defective relative to the Leases and Lands. Nonetheless, should IOGW proceed with Closing after having identified title defect(s) or title failure(s), ANTELOPE shall, in good faith, use reasonable efforts after Closing to assist IOGW in curing the defect(s).

         9.3 Except as required by law, all information acquired by IOGW in any such inspection, inventory, test, investigation, study or examination of the property, and the results of any analysis thereof, except information otherwise in the public domain, or as may be required by law to be disclosed to any regulatory agencies, shall be strictly confidential in nature.

         9.4 The provisions of the Article 9 shall not supersede or take the place of the representations, covenants and warranties as set forth in
Section 7.2 through Section 7.4 hereinabove.

    10.  NOTICE:   All notice and communications required or permitted under
this agreement shall be in writing, delivered to or sent by U.S. Mail or Express Delivery, postage prepaid addressed as follows:

     Antelope Energy Company                Melange Associates, Inc.
     P.O. Box 577                           475 17th St., Suite 540.
     Kimball,  NE 69145                     Denver, CO 80202
     Attn: Reed Gilmore                     Attn:  Gary Stewart

     Coyote Exploration Company             Infinity, Inc.
     518 17th St., Suite 230                211 W. 14th St.
     Denver, Colorado 80202                 Chanute, Kansas 66720
     Attn:  W.G. Boonenberg                 Attn:  Stanton E. Ross

     Infinity Oil & Gas of Wyoming, Inc.
     1600 Stout Street, Suite 250
     Denver, CO. 80202
     Attn: John S. Long

    11. AREA OF MUTUAL INTEREST: An Area of Mutual Interest ("AMI") consisting of the following described lands shall be effective for a period of five (5) years.



               Area of Mutual Interest Lands
               All of Townships 3 & 4 North, Range 93 & 94 West
               The West Half of Township 3 North, Range 92 West
               Moffat and Rio Blanco Counties, Colorado

As to any leasehold acquired by IOGW in the above Area of Mutual Interest Lands, Antelope shall be entitled to an assignment of overriding royalty of three percent (3.0%); in no event, however, shall said overriding royalty interest result in a deliverable net revenue interest to IOGW of less than eighty one percent (81.00%) on any one lease. Said overriding royalty shall be proportionately reduced to the interest acquired and shall be assigned equally to ANTELOPE, COYOTE and MELANGE or their designees.

    12. SEVERABILITY: In the event any covenants, condition, or provision contained herein is held to be invalid by a court of competent jurisdiction, the invalidity of such covenants, condition or provision shall in no way affect any other content, condition, or provision contained herein; provided, however, that any such invalidity does not materially prejudice either ANTELOPE or IOGW in its respective rights and obligations contained in the valid covenants, conditions and provisions of this Agreement.

    13.  CONSTRUCTION OF AMBIGUITY:   In the event of any ambiguity in any of
the terms or conditions of this Agreement, including any exhibits, whether or not placed of record, such ambiguity shall not be constructed for or against either party hereto on the basis that such party did or did not author the same.

    14. AUTHORITY TO EXECUTE: Each individual executing this Agreement on behalf of his or her respective entity represents and warrants that such party is authorized to execute and deliver this Agreement on behalf of said entity, and that this Agreement is binding upon said entity in accordance with the terms and conditions herein set forth.

    15. TIME OF PERFORMANCE: Time is of the essence of this Agreement and each and every provision hereof in which time or performance is a factor.

    16. GOVERNING LAW: This Agreement shall be governed by the laws of the State of Colorado without regard to rules regarding conflicts of laws; and the parties agree that proper venue for any disputes arising hereunder shall be in Federal or State courts located in the State of Colorado.

    17. WAIVER: The waiver or failure of either party to enforce any provision of this Agreement shall not be constructed or operated as a waiver of any further breach of such provision or of any other provisions of this Agreement.

    18. SURVIVAL OF AGREEMENTS: Except as otherwise specifically provided in this Agreement, all covenants, agreements, guaranties and warranties shall survive the execution of this Agreement, Closing, and the delivery and the recordation of any assignments or bills of sale which conveys the Assets from ANTELOPE to IOGW.

    19. SUCCESSORS AND ASSIGNS: This Agreement, and the provisions herein which shall survive Closing, shall bind and inure to the benefit and burden of the successors and assigns of the parties hereto.

    20. FORCE MAJEURE: If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to make money payments or issue stock, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving notice so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned. The term " force majeure" as here employed shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

    21. EXECUTION: This agreement may be executed in counterparts and shall become operative when each party has executed and delivered at least one counterpart. This agreement may be delivered by facsimile or similar transmission and a facsimile evidencing execution shall be effective as a valid and binding agreement between the parties for all purposes.

     IN WITNESS WHEREOF, the undersigned parties to this Agreement have executed it as of the day and year first above mentioned.

                              ANTELOPE ENERGY COMPANY, LLC


                              By /s/ Reed Gilmore
                                Reed Gilmore
                                Manager/Member

                              COYOTE EXPLORATION COMPANY


                              By /s/ W.G. Boonberg,
                                 W.G. Boonenberg, President

                              MELANGE ASSOCIATES, INC.


                              By /s/ Gary C. Stewart
                                 Gary C. Stewart, President


                              INFINITY OIL & GAS OF WYOMING, INC.


                              By /s/ Stanton E. Ross
                                 Stanton E. Ross, President


STATE OF NEBRASKA   )
                    )  ss.
COUNTY OF           )

     The foregoing instrument was acknowledged before me by Reed Gilmore this ____ day of _________, 2000, who personally appeared before me and is personally known to me to be the person whose name is subscribed to this instrument as Manager/Member for Antelope Energy Company and that he acknowledged to me that such instrument was executed and acknowledged as the free and voluntary act of said corporation and that he acknowledged to me that he subscribed the name of said corporation thereto as principal, and his own name as Manager/Member.

Witness my hand and official seal.

My commission expires:  ___________


___________________________________
Notary Public

Residing at: ______________________

S E A L

STATE OF COLORADO   )
                    )  ss.
COUNTY OF DENVER    )

     BEFORE ME, the undersigned, a Notary Public, on this day personally appeared W.G. Boonenberg, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said COYOTE EXPLORATION COMPANY, a Colorado Corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and the capacity therein stated.

Witness my hand and official seal.

My commission expires: ________________


____________________________________
Notary Public

Residing at:________________________

S E A L


STATE OF COLORADO   )
                    )  ss.
COUNTY OF DENVER    )

     BEFORE ME, the undersigned, a Notary Public, on this day personally appeared Gary C. Stewart, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Melange Associates, Inc, a Colorado Corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and the capacity therein stated.

Witness my hand and official seal.

My commission expires: 12/02/01


/s/ Thomas C. Moran
Notary Public

Residing at: Englewood, CO  80110

S E A L

STATE OF KANSAS     )
                    )  ss.
COUNTY OF NEOSHO    )

     BEFORE ME, the undersigned, a Notary Public, on this day personally appeared Stanton E. Ross, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said INFINITY OIL & GAS OF WYOMING, INC., a Wyoming Corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and the capacity therein stated.

Witness my hand and official seal.

My commission expires: 8-17-03


/s/ Kaylene Dick
Notary Public

Residing at: Chanute

S E A L

                        EXHIBIT 'A' - SCHEDULE OF LEASES
                    MOFFAT & RIO BLANCO COUNTIES, COLORADO
                                  PAGE 1 OF 2


LEASE NUMBER           LESSOR                                      LESSEE
LEASE DATE        EXPIRATION DATE
---------------------------------------------------------------------------------------------------------------

CO0976     00-02 BUREAU OF LAND MANAGEMENT COC-63680         W. G. BOONENBERG
 09/01/2000  09/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:    1040.0000        NET ACRES:     1040.0000
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION  8:  S/2
                                                               SECTION  9:  SW/4, W/2 SE/4, NE/4 SE/4
                                                               SECTION 15:  E/2 NW/4, SW/4 NW/4, NW/4 SW/4
                                                               SECTION 17:  NE/4
                                                               SECTION 21:  W/2 NE/4, NE/4 NW/4
---------------------------------------------------------------------------------------------------------------
CO0977     00-01 BUREAU OF LAND MANAGEMENT  COC-63743        ANTELOPE ENERGY COMPANY, LLC
 06/01/2000  06/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:     2337.2400        NET ACRES:     2337.2400
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION  3:  SE/4 NE/4, E/2 SE/4, LOTS 3, 4
                                                               SECTION  5:  S/2 NW/4, S/2, LOTS 3, 4
                                                               SECTION  6:  LOTS 1-7, S/2 NE/4, SE/4 NW/4,
                                                                             E/2 SW/4, SE/4
                                                               SECTION  7:  LOT 1, NE/4, E/2 NW/4, E/2 SE/4
                                                               SECTION  8:  N/2
                                                               SECTION  9:  NW/4, S/2 NE/4
                                                               SECTION 10:  NW/4 NE/4, SE/4 SE/4
---------------------------------------------------------------------------------------------------------------
CO0978     00-01 BUREAU OF LAND MANAGEMENT  COC-63744                 ANTELOPE ENERGY COMPANY, LLC
 06/01/2000  06/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                           GROSS ACRES:  1200.0000         NET ACRES:     1200.0000
                                           LEGAL DESCRIPTION : TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION 17:  NW/4, S/2
                                                               SECTION 20:  N/2
                                                               SECTION 32:  E/2, E/2 NW/4
---------------------------------------------------------------------------------------------------------------
CO0979        00 BUREAU OF LAND MANAGEMENT  COC-63745                 ANTELOPE ENERGY COMPANY, LLC
 06/01/2000  06/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:      525.4500        NET ACRES:      525.4500
                                          LEGAL DESCRIPTION :  TOWNSHIP 4 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION 32:  SE/4 NW/4, E/2 SW/4, LOTS 3, 4
                                                               SECTION 34:  W/2
---------------------------------------------------------------------------------------------------------------
CO0980        00 BUREAU OF LAND MANAGEMENT  COC-63753              ANTELOPE ENERGY COMPANY, LLC
06/01/2000  06/01/2010
 COUNTY: MOFFAT               CO                               BOOK:         PAGE:
                                          GROSS ACRES:     2110.7300        NET ACRES:     2110.7300
                                          LEGAL DESCRIPTION :  TOWNSHIP 4 NORTH, RANGE 94 WEST, 6TH P.M.
                                                               SECTION 19:  LOTS 6, 7, S/2 NE/4, SE/4 NW/4,
                                                                            E/2 SW/4, SE/4
                                                               SECTION 20:  ALL
                                                               SECTION 29:  N/2
                                                               SECTION 30:  NE/4, E/2 W/2, W/2 SE/4, LOTS 5-8
                                                               SECTION 31:  LOTS 7,8, E/2 SE/4
---------------------------------------------------------------------------------------------------------------



CO0981        00 BUREAU OF LAND MANAGEMENT  COC-63754                  ANTELOPE ENERGY COMPANY, LLC
 06/01/2000  06/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:     1542.3400        NET ACRES:     1542.3400
                                          LEGAL DESCRIPTION :  TOWNSHIP 4 NORTH, RANGE 94 WEST, 6TH P.M.
                                                               SECTION 26:  W/2, W/2 SE/4, LOTS 1, 3
                                                               SECTION 27:  E/2, E/2 W/2, SW/4 NW/4, W/2 SW/4
                                                               SECTION 34:  NE/4, N/2 NW/4, SW/4 NW/4,
                                                                            SE/4 SW/4, SE/4
---------------------------------------------------------------------------------------------------------------
CO0982        00 BUREAU OF LAND MANAGEMENT  COC-63751              COYOTE EXPLORATION COMPANY
 06/01/2000  06/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:     1947.2000        NET ACRES:     1947.2000
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 94 WEST, 6TH P.M.
                                                               SECTION 1:  LOTS 5-8, S/2 N/2, S/2
                                                               SECTION 2:  LOTS 5-8, S/2 N/2, S/2
                                                               SECTION 3:  LOTS 5-8, S/2 N/2, S/2
---------------------------------------------------------------------------------------------------------------
CO0983        00 BUREAU OF LAND MANAGEMENT  COC-63752                  MELANGE ASSOCIATES, INC.

 06/01/2000  06/01/2010
 COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:     2086.3200        NET ACRES:     2086.3200
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 94 WEST, 6TH P.M.
                                                               SECTION  4:  S/2 N/2, S/2, LOTS 5-8
                                                               SECTION  5:  LOTS 6, 7, S/2 NE/4, SE/4 NW/4,
                                                                            E/2 SW/4, SE/4
                                                               SECTION  8:  E/2, E/2 NW/4, E/2 SW/4, SW/4 SW/4
                                                               SECTION  9:  N/2, SE/4

---------------------------------------------------------------------------------------------------------------
CO0986        00 BUREAU OF LAND MANAGEMENT    COC-63937                W. G. BOONENBERG

10/01/2000  10/01/2010
COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:     1339.5900        NET ACRES:     1339.5900
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION  1:  SW/4 NE/4, SE/4 NW/4, NE/4
                                                                            SW/4, NW/4 SE/4,
                                                                            LOTS 1-4, 7-10
                                                               SECTION  2:  LOTS 3, 10, 13, 22, 23, SW/4 NW/4,
                                                                            SW/4
                                                               SECTION 11:  LOTS 3, 5, 6, 8, 13, 21, N/2
                                                                            NW/4, N/2 SW/4,
                                                                            SW/4 SW/4
                                                               SECTION 12:  LOTS 5, 9, 10, E/2 W/2, SW/4 SW/4
---------------------------------------------------------------------------------------------------------------
CO0989        00 BUREAU OF LAND MANAGEMENT  COC-63938              MELANGE ASSOCIATES, INC.
 09/01/2000  09/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                           GROSS ACRES:      262.9200        NET ACRES:      262.9200
                                           LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                                SECTION 15:  LOTS 1, 3, 5, 11, 12, 14, SW/4 SW/4
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CO0990        00 BUREAU OF LAND MANAGEMENT  COC-63939                  COYOTE EXPLORATION COMPANY
 09/01/2000  09/01/2010
  COUNTY: MOFFAT               CO                              BOOK:         PAGE:
                                          GROSS ACRES:      748.9600        NET ACRES:      748.9600
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION 13:  N/2 NW/4, S/2 SW/4, W/2 SE/4,
                                                                            LOTS 3,4
                                                               SECTION 14:  LOTS 1, 5, 13, 17,20, E/2 NE/4,
                                                                            SE/4 SW/4, SE/4
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CO0991     00-01 BUREAU OF LAND MANAGEMENT  COC-63941             COYOTE EXPLORATION COMPANY
 09/01/2000  09/01/2010
  COUNTY: RIO BLANCO           CO                              BOOK:         PAGE:
                                          GROSS ACRES:     1091.9900        NET ACRES:     1091.9900
                                          LEGAL DESCRIPTION :  TOWNSHIP 3 NORTH, RANGE 93 WEST, 6TH P.M.
                                                               SECTION 20:  SW/4, N/2 SE/4, SW/4 SE/4, LOT 1
                                                               SECTION 29:  LOTS 2, 3, 8, 9, 12, 13, W/2,
                                                                            S/2 SE/4
                                                               SECTION 30:  NE/4 NE/4, S/2 NE/4, SE/4
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